Q1 2018 Earnings Presentation May 3, 2018 Mike Petters President and Chief Executive Officer Chris Kastner Executive Vice President, Business Management and Chief Financial Officer Exhibit 99.2

2 Forward-Looking Statements Statements in this presentation, other than statements of historical fact, may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties that could cause our actual results to differ materially from those expressed in these statements. Factors that may cause such differences include: changes in government and customer priorities and requirements (including government budgetary constraints, shifts in defense spending, and changes in customer short-range and long-range plans); our ability to estimate our future contract costs and perform our contracts effectively; changes in procurement processes and government regulations and our ability to comply with such requirements; our ability to deliver our products and services at an affordable life cycle cost and compete within our markets; natural and environmental disasters and political instability; our ability to execute our strategic plan, including with respect to share repurchases, dividends, capital expenditures, and strategic acquisitions; adverse economic conditions in the United States and globally; changes in key estimates and assumptions regarding our pension and retiree health care costs; security threats, including cyber security threats, and related disruptions; and other risk factors discussed in our filings with the U.S. Securities and Exchange Commission. There may be other risks and uncertainties that we are unable to predict at this time or that we currently do not expect to have a material adverse effect on our business, and we undertake no obligation to update any forward-looking statements. You should not place undue reliance on any forward-looking statements that we may make. This presentation also contains non-GAAP financial measures and includes a GAAP reconciliation of these financial measures. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures.

HII's Q1 2018 Highlights

3

- Revenues were $1.87 billion in the quarter
- Diluted EPS was $3.48 in the quarter
- Total backlog at the end of the quarter was ~$22 billion; new contract awards in the quarter totaled ~$2.6 billion
- Ingalls Shipbuilding
  - Awarded ~$1.4 billion construction contract for LPD 29 and $94 million advanced procurement contract for NSC 10
- Newport News Shipbuilding
  - Achieved 75% structural completion on John F. Kennedy (CVN 79)
  - Installed a 400-metric ton fixture in the Joint Manufacturing Assembly Facility to revolutionize submarine construction
- Technical Solutions
  - Proceeded with transition efforts for the Los Alamos Legacy Cleanup Contract as part of N3B, a joint venture led by SN3 with partner BWXT Technical Services Group, Inc.

4 HII’s Q1 2018 Consolidated Results  HII’s revenues up 8.7% YOY due to increased volume in the shipbuilding segments  HII’s operating income and margin increased YOY due to a favorable Operating FAS/CAS Adjustment in Q1 2018 compared to the prior year $1,724 $1,874 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 Q1 2017 Q1 2018 (in m illi on s) Revenues $168 $191 $— $50 $100 $150 $200 $250 Q1 2017 Q1 2018 (in m illi on s) Operating Income 9.7% 10.2% —% 3.0% 6.0% 9.0% 12.0% 15.0 % Q1 2017 Q1 2018 Operating Margin

5 $28 $32 $72 $166 $— $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 $220 Q1 2017 Q1 2018 ($ in m illi on s) Shareholder Distributions Dividends Share Repurchases (at cost) HII’s Q1 2018 Capital Deployment *Non-GAAP measure. See appendix for definition and reconciliation. **Includes $4 million for share repurchases not settled as of March 31, 2017.  Capital expenditures, net of related grant proceeds, were $73 million or 3.9% of revenues in the quarter  Made cash contributions of $43 million to pension and postretirement benefit plans in the quarter o $34 million were discretionary contributions to our qualified pension plans  Distributed $198 million to shareholders in the quarter o Repurchased 674 thousand shares at a cost of $166 million o Paid dividends of $32 million Total $100 $98 $120 $58 $73 $40 $47 $— $20 $40 $60 $80 $100 $120 $140 Q1 2017 Q1 2018 ($ in m illi on s) Cash Flow Gen ration Cash from Operations CAPEX Free Cash Flow* Total $198 **

6 Ingalls Shipbuilding Q1 2018 Results *Non-GAAP measure. See appendix for definition and reconciliation.  Ingalls revenues up 6.4% YOY due to increased volume on the LPD and LHA programs, partially offset by decreased volume on the NSC program  Ingalls segment operating income and margin down YOY due to lower risk retirement on the NSC program, partially offset by higher risk retirement on the LPD program $550 $585 $— $100 $200 $300 $400 $500 $600 $700 Q1 2017 Q1 2018 ($ in mi llio ns ) Revenues $66 $64 $— $20 $40 $60 $80 Q1 2017 Q1 2018 ($ in mi llio ns ) Segment Operating Income* 12.0% 10.9% —% 3.0% 6.0% 9.0% 12.0% 15.0 % Q1 2017 Q1 2018 S gment Operating Margin*

7 Newport News Shipbuilding Q1 2018 Results *Non-GAAP measure. See appendix for definition and reconciliation.  Newport News revenues up 11.4% YOY due to higher volume in aircraft carriers and naval nuclear support services  Newport News segment operating income and margin down YOY due to one-time tax reform bonus payments in 2018 and variances in contract mix $971 $1,082 $400 $600 $800 $1,000 $1,200 Q1 2017 Q1 2018 ($ in mi llio ns ) Revenues $72 $51 $— $20 $40 $60 $80 Q1 2017 Q1 2018 ($ in mi llio ns ) Segment Operating Income* 7.4% 4.7% —% 2.0% 4.0% 6.0% 8.0 % Q1 2017 Q1 2018 Segme t Operating Margin*

8 Technical Solutions Q1 2018 Results *Non-GAAP measure. See appendix for definition and reconciliation.  Technical Solutions revenues up 3.6% YOY due to higher oil and gas and fleet support services volume, partially offset by lower nuclear and environmental revenue  Technical Solutions segment operating income and margin up YOY primarily due to an accounts receivable reserve booked in 2017, partially offset by one-time tax reform bonus payments in 2018 $225 $233 $— $50 $100 $150 $200 $250 $300 Q1 2017 Q1 2018 ($ in mi llio ns ) Revenues $(18) $2 $(30) $(20) $(10) $— $10 Q1 2017 Q1 2018 ($ in mi llio ns ) Segment Operating Income (Loss)* (8.0)% 0.9% (12.0)% (8.0)% (4.0)% —% 4.0 % Q1 2017 Q1 2018 Segment Operating Margin*

9 Appendix

10 Non-GAAP Measures Definitions We make reference to “segment operating income (loss),” “segment operating margin,” and “free cash flow.” We internally manage our operations by reference to “segment operating income (loss)” and “segment operating margin,” which are not recognized measures under GAAP. When analyzing our operating performance, investors should use segment operating income (loss) and segment operating margin in addition to, and not as alternatives for, operating income and operating margin or any other performance measure presented in accordance with GAAP. They are measures that we use to evaluate our core operating performance. We believe that segment operating income (loss) and segment operating margin reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. We believe these measures are used by investors and are a useful indicator to measure our performance. Because not all companies use identical calculations, our presentation of segment operating income (loss) and segment operating margin may not be comparable to similarly titled measures of other companies. Free cash flow is not a measure recognized under GAAP. Free cash flow has limitations as an analytical tool and should not be considered in isolation from, or as a substitute for, analysis of our results as reported under GAAP. We believe free cash flow is an important measure for our investors because it provides them insight into our current and period-to-period performance and our ability to generate cash from continuing operations. We also use free cash flow as a key operating metric in assessing the performance of our business and as a key performance measure in evaluating management performance and determining incentive compensation. Free cash flow may not be comparable to similarly titled measures of other companies.

11 Non-GAAP Measures Definitions Cont’d Segment operating income (loss) is defined as operating income (loss) for the relevant segment(s) before the Operating FAS/CAS Adjustment and non-current state income taxes. Segment operating margin is defined as segment operating income (loss) as a percentage of sales and service revenues. Free cash flow is defined as net cash provided by (used in) operating activities less capital expenditures, net of related grant proceeds. FAS/CAS Adjustment is defined as the difference between expenses for pension and other postretirement benefits determined in accordance with GAAP (FAS) and the expenses for these items included in segment operating income in accordance with U.S. Cost Accounting Standards (CAS). Operating FAS/CAS Adjustment is defined as the FAS/CAS Adjustment less the following components of net periodic benefit costs: interest cost, expected return on plan assets, amortization of prior service cost (credit) and actuarial loss (gain), and settlement and curtailment effects. Non-current state income taxes are defined as deferred state income taxes, which reflect the change in deferred state tax assets and liabilities and the tax expense or benefit associated with changes in state uncertain tax positions in the relevant period. These amounts are recorded within operating income. Current period state income tax expense is charged to contract costs and included in cost of sales and service revenues in segment operating income. We present financial measures adjusted for the Operating FAS/CAS Adjustment and non-current state income taxes to reflect the company’s performance based upon the pension costs and state tax expense charged to our contracts under CAS. We use these adjusted measures as internal measures of operating performance and for performance-based compensation decisions.

12 ($ in millions) 2018 2017 Ingalls revenues 585$ 550$ Newport News revenues 1,082 971 Technical Solutions revenues 233 225 Intersegment eliminations (26) (22) Sales and Service Revenues 1,874 1,724 Segment Operating Income (Loss) Ingalls 64 66 As a percentage of Ingalls revenues 10.9% 12.0 % Newport News 51 72 As a percentage of Newport News revenues 4.7% 7.4 % Technical Solutions 2 (18) As a percentage of Technical Solutions revenues 0.9% (8.0)% Segment Operating Income (Loss) 117 120 As a percentage of sales and service revenues 6.2% 7.0 % Non-segment factors affecting operating income (loss): Operating FAS/CAS Adjustment 72 53 Non-current state income taxes 2 (5) Operating Income 191 168 Interest expense (15) (18) Non-operating retirement expense 18 (4) Other, net 1 1 Federal and foreign income taxes (39) (28) Net Earnings 156$ 119$ Three Months Ended March 31 Non-GAAP Reconciliations – Segment Operating Income (Loss) & Segment Operating Margin

13 Non-GAAP Reconciliation – Free Cash Flow 13 ($ in millions) 2018 2017 Net cash provided by (used in) operating activities 120 98 Less capital expenditures: Capital expenditure additions (75) (58) Grant proceeds for capital expenditures 2 — Free cash flow 47 40 Three Months Ended March 31